(Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement       [  ] Confidential, for Use of the Commission Only
                                            (as permitted by rule 14a-6(e) (2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-12

                                  SANDATA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
        [X] No fee required.
        [ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11 (a) (2) and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                  SANDATA, INC.
                              26 Harbor Park Drive
                         Port Washington, New York 11050


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                November 20, 2001

To the Stockholders of Sandata, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SANDATA, INC., a Delaware corporation ("Sandata"), will be held at Sandata's executive offices, 26 Harbor Park Drive, Port Washington, New York 11050 at 11:00 a.m. local time on November 20, 2001, for the following purposes:

     (1) To elect a board of five (5) Directors;

     (2) To approve an amendment to the Certificate of Incorporation, which would change Sandata's corporate name; and

     (3) To transact such other business as may properly come before the Meeting.

     Only stockholders of record at the close of business on October 23, 2001 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof.

                                                   By Order of the Sandata, Inc.
                                                   Board of Directors


                                                   Hugh Freund
                                                   Secretary

Port Washington, New York
November 2, 2001


--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF SANDATA, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE
PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
--------------------------------------------------------------------------------

                                  SANDATA, INC.
                              26 Harbor Park Drive
                         Port Washington, New York 11050

                              ---------------------

                                 PROXY STATEMENT
                              ---------------------


           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 20, 2001

                              --------------------

     This Proxy Statement and Proxy are being mailed on or about November 2, 2001 to the stockholders of record of Sandata, Inc. ("Sandata" or the "Company") at the close of business on October 23, 2001 in connection with the solicitation of proxies by the Board of Directors of Sandata of proxies to be voted at an Annual Meeting of Stockholders to be held on November 20, 2001 at 11:00 a.m. (local time), at Sandata's executive offices located at 26 Harbor Park Drive, Port Washington, New York 11050, and any and all adjournments or postponements thereof (the "Meeting").

     All shares represented by proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted (1) FOR the named nominees to Sandata's Board of Directors, and (2) FOR an Amendment to the Certificate of Incorporation to change the name of Sandata to "Sandata Technologies, Inc." The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     The total number of shares of Common Stock, par value $.001 per share, of Sandata (the "Common Shares") outstanding and entitled to vote as of October 23, 2001 was 2,506,473. The Common Shares are the only class of securities of Sandata entitled to vote on matters presented to the stockholders of Sandata, each share being entitled to one noncumulative vote. A majority of the Common Shares outstanding and entitled to vote as of October 23, 2001 or 1,253,238 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on October 23, 2001 will be entitled to vote. With regard to the election of Directors, votes may be cast in favor or withheld. Directors shall be elected by a plurality of the votes cast for such individuals. Votes withheld in connection with the election of one or more of the nominees for Director will not be counted as votes cast for such individuals. Stockholders may expressly abstain from voting on Proposal 2 by so indicating on the Proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to the stockholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved. Since Proposal 2 requires the affirmative vote of a majority of the votes of the outstanding Common Shares, abstentions and broker non-votes will have the effect of a negative vote.

     Any Sandata stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with Sandata written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by voting in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to Sandata at 26 Harbor Park Drive, Port Washington, New York 11050,
Attention: Corporate Secretary.

     This Proxy is being solicited by Sandata's Board of Directors. Sandata will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of Sandata's shares. Solicitations will be made primarily by mail, but certain Directors, officers or employees of Sandata may solicit proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of Sandata stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose for a period of ten days prior to the Meeting at Sandata's offices, 26 Harbor Park Drive, Port Washington, New York 11050 and also during the Meeting for inspection by any stockholder who is present.

     Certain information contained in this Proxy Statement includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. The Company cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this Proxy Statement or which are otherwise made by or on behalf of the Company. For this purpose, any statements contained in this Proxy Statement that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", "plan", or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Factors which may affect the Company's results include, but are not limited to, the risks and uncertainties associated with new technology developments, competitive bidding, litigation, risks and uncertainties associated with the Internet and Internet-related products, and other factors.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information for the fiscal years ending May 31, 2001, 2000 and 1999 concerning the compensation of Bert E. Brodsky, the Chairman and Chief Executive Officer of the Company; Stephen Davies, President of the Company from February 2000 until August 6, 2001; Gary Stoller, Executive Vice President and Chief Technology Officer of the Company; and Hugh Freund, Executive Vice President and Secretary of the Company. No other executive officer had a total salary and bonus in excess of $100,000 for the fiscal year ended May 31, 2001:


=========================== ======= ===================================== ================================== ===========
                                           Annual Compensation                 Long-Term Compensation

--------------------------- ------- ------------------------------------- ---------------------------------- -----------
--------------------------- ------- ------------ ---------- ------------- ------------------------ --------- -----------
                                                                                  Awards           Payouts
--------------------------- ------- ------------ ---------- ------------- ------------------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                                                               Other      Restricted  Securities             All Other
                                                               Annual       Stock       Underlying   LTIP    Compensation
                                      Salary       Bonus     Compensa-      Awards     Options/    Payouts      ($)
    Name and Principal      Year       ($)         ($)         tion          ($)       SARs (#)      ($)
         Position                                               ($)

--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
Bert E. Brodsky, Chairman   2001    310,000 (2)     -0-      27,918(4)       -0-          -0-        -0-      41,246 (5)


--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                            2000    200,000 (2) 113,650(3)   14,013 (4)      -0-        350,000      -0-      28,564 (5)

--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                            1999    200,000 (2)     -0-      22,049 (4)      -0-        310,000      -0-      16,678 (5)

--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
 Gary Stoller, Executive    2001    150,000       5,800      22,391 (4)      -0-          -0-        -0-      16,040 (6)
  Vice President, Chief
        Technology
         Officer
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                            2000    150,000       5,000      22,391 (4)      -0-          -0-        -0-      16,040 (6)
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                            1999    119,039         -0-      22,391 (4)      -0-        73,500       -0-      16,040 (6)
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
  Hugh Freund, Executive    2001    165,000      37,500      15,585 (4)      -0-          -0-        -0-      22,670 (7)
Vice President, Secretary                                                                                     17,064 (8)
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                            2000     82,789      28,000      15,585 (4)      -0-          -0-        -0-      22,670 (7)
                                                                                                              17,064 (8)
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                             1999   151,346         -0-      15,585 (4)      -0-        137,000      -0-      22,669
                                                                                                              17,066(8)
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
Stephen Davies, President    2001   200,159         -0-         -0-          -0-        150,000      -0-        -0-
           (1a)
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                            2000     62,307         -0-         -0-          -0-        100,000      -0-        -0-
                            (1b)
=========================== ======= ============ ========== ============= =========== ============ ========= ===========

(1a) Mr. Davies' employment as President of the Company was terminated on August 6, 2001. For a description of the circumstances surrounding Mr. Davies' termination, reference is made to the Company's Current Report on Form 8-K filed on August 13, 2001.

(1b) Represents compensation paid to Mr. Davies from February 1, 2000 through May 31, 2000, of which $12,000 were consultation fees.

(2) As of May 31, in each of 1999, 2000 and 2001 Mr. Brodsky signed a waiver wherein he agreed to waive his rights to an additional $300,000, $300,000 and $190,000, respectively, of compensation due to be paid to him for the fiscal years then ended, pursuant to the terms of the Brodsky Employment Agreement discussed below under "Employment Agreements, Termination of Employment and Change-in-Control Agreements."

(3) Represents 25,000 shares of Common Stock granted to Mr. Brodsky on February 4, 2000, and $82,000 in bonus paid in the fiscal year ended May 31, 2000.

(4)  Represents   personal  benefits  relating  to  the  use  of  Company-leased automobiles provided for business purposes from an affiliate of the Company's Chairman.

(5) Represents insurance premiums paid by the Company on behalf of Mr. Brodsky, for life insurance policies on his life, the benefits of which are payable to his spouse.

(6) Represents insurance premiums paid by the Company on behalf of Mr. Stoller, for life insurance policies on his life, the benefits of which are payable to his spouse.

(7) Represents insurance premiums paid by the Company on behalf of Mr. Freund, for life insurance policies on his life, the benefits of which are payable to his spouse.

(8) Represents insurance premiums paid by the Company on behalf of Mr. Freund for life insurance policies on his life, the benefits of which are payable to an insurance trust, of which Mr. Freund is a co-Trustee.

Option/SAR Grants in Last Fiscal Year

     The following table sets forth certain information concerning individual grants of stock options during the fiscal year ending May 31, 2001:

========================================================================================== ==========================
                                Individual Grants

----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                      Percent of Total
                                                       Options/SARs
                                Number of              Granted to
                               Securities             Employees in            Exercise or
                               Underlying             Fiscal Year             Base Price             Expiration
          Name            Options/SARs Granted            (%)                   ($/Sh)                  Date
                                   (#)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

     Stephen Davies            150,000 (1)                59.2                   3.00                 12/21/10

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1) These options were originally exercisable over a seven year period to the extent of (i) 33,333 shares of Common Stock in 2001, (ii) 33,333 shares of Common Stock in each of 2004, 2005 and 2,006, and (iii) 16,668 shares of Common Stock in 2007. Mr. Davies' employment as President of the Company was terminated on August 6, 2001. Pursuant to the terms of the Plans under which the options were granted, those options that were vested on that date are exercisable for three (3) months after that date. All other options expired as of that date.


Aggregated Option/SAR Exercise in Last Fiscal Year and
Fiscal Year-End Option Value Table

     The following table sets forth certain information concerning the value of unexercised options and warrants for the fiscal year ended May 31, 2001:

===================== ======================= ================= ========================== ==========================
                                                                  Number of Securities       Value of Unexercised
                                                                 Underlying Unexercised    in-the-Money Options and
                                                                 Options and Warrants at      Warrants at May 31,
        Name            Shares Acquired on     Value Realized        May 31, 2001(#)                2001($)
                           Exercise(#)              ($)         Exercisable/Unexercisable  Exercisable/Unexercisable
--------------------- ----------------------- ----------------- -------------------------- --------------------------
--------------------- ----------------------- ----------------- -------------------------- --------------------------
  Bert E. Brodsky              -0-                  -0-              461,000/199,000                1,510/0
--------------------- ----------------------- ----------------- -------------------------- --------------------------
--------------------- ----------------------- ----------------- -------------------------- --------------------------
    Gary Stoller               -0-                  -0-                 143,500/0                     0/0
--------------------- ----------------------- ----------------- -------------------------- --------------------------
--------------------- ----------------------- ----------------- -------------------------- --------------------------
    Hugh Freund                -0-                  -0-                 137,000/0                     0/0
--------------------- ----------------------- ----------------- -------------------------- --------------------------
--------------------- ----------------------- ----------------- -------------------------- --------------------------
   Stephen Davies              -0-                  -0-              66,683/183,317                   0/0
===================== ======================= ================= ========================== ==========================

Compensation of Directors

     During the fiscal year ended May 31, 2001 non-qualified options to purchase up to 10,000 shares of Common Stock, at an exercise price of $3.00 per share, were issued to each of Paul Konigsberg, a former director, and Ronald L. Fish. In addition, during the fiscal year ended May 31, 2001, the Company paid an aggregate of $2,000 in Director's fees.

Employment Contracts, Termination of Employment and
Change-in-Control Arrangements

     On February 1, 1997 the Company and its Chairman ("Mr. Brodsky") entered into an employment agreement for a five year term (the "Brodsky Employment Agreement"). Among other things, the Brodsky Employment Agreement provides compensation at the annual rate of $500,000 or a lesser amount if mutually agreed. The Brodsky Employment Agreement also provides for payment of an annual bonus at the sole discretion of the Board of Directors. Mr. Brodsky agreed to accept a reduction in compensation for the fiscal years ended May 31, 2001, 2000, and 1999 and has signed waivers evidencing his agreement to such reductions.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth the beneficial share ownership of (i) each person who is known by the Company to be the beneficial owner of more than five (5%) percent of the Company's Common Stock; (ii) each of the Company's current Directors (iii) each person listed in the Summary Compensation Table; and (iv) all of the Company's executive officers and Directors as a group. The ownership percentages indicated are calculated, on a fully-diluted basis, in accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended, which attributes beneficial ownership of securities to a person or entity who holds options or warrants to purchase such securities.

============================================= ========================================= ==========================================

   Name of Management Person and Name and                                                        Approximate Percentage
        Address of Beneficial Owner                       Number of Shares                        of Outstanding Shares
--------------------------------------------- ----------------------------------------- ------------------------------------------
Bert E. Brodsky
26 Harbor Park Drive
Port Washington, NY                                        1,710,956 (1)                                  57.7%
--------------------------------------------- ----------------------------------------- ------------------------------------------
Hugh Freund
26 Harbor Park Drive
Port Washington, NY                                          137,000 (2)                                   5.2%
--------------------------------------------- ----------------------------------------- ------------------------------------------
Gary Stoller
26 Harbor Park Drive
Port Washington, NY                                          164,500 (3)                                   6.2%
--------------------------------------------- ----------------------------------------- ------------------------------------------
Ronald L. Fish
Unlimited Care Inc.
245 Main Street                                               19,400 (4)                                    *
White Plains, NY 10601
--------------------------------------------- ----------------------------------------- ------------------------------------------
Jessica Heather Brodsky
26 Harbor Park Drive
Port Washington, NY                                          292,470                                      11.7%
--------------------------------------------- ----------------------------------------- ------------------------------------------
Jeffrey Holden Brodsky
26 Harbor Park Drive
Port Washington, NY                                          184,925                                       7.4%
--------------------------------------------- ----------------------------------------- ------------------------------------------
Martin Bernard
The Rampart Group
1983 Marcus Avenue                                              -0-                                         *
Lake Success, NY 11042
--------------------------------------------- ----------------------------------------- ------------------------------------------
All executive officers and Directors as a
group (5 persons)                                          2,031,856  (1) (2) (3) (4)                     62.2%
============================================= ========================================= ==========================================

     (1) Includes 18,684 shares of the Company's Common Stock owned by the trust established for the benefit of Mr. Brodsky's minor son; includes 20,500 shares of the Company's Common Stock owned by Mr. Brodsky's wife; excludes 292,470 shares of Common Stock owned by Mr. Brodsky's adult daughter, the beneficial ownership of which Mr. Brodsky disclaims; excludes an aggregate of 203,708 shares of Common Stock owned by Mr. Brodsky's adult sons, the beneficial ownership of which Mr. Brodsky disclaims. Includes 200,000 shares of Common Stock owned by the Bert E. Brodsky Revocable Trust. Includes presently exercisable options to purchase 310,000 shares of Common Stock at $1.41 per share under the 1995 Stock Option Plan; includes presently exercisable options to purchase 151,000 shares of common stock at $1.31 per share under the 1998 Stock Option Plan.

(2) Represents presently exercisable options to purchase 137,000 shares of Common Stock at $1.41 per share under the 1995 Plan. Excludes 41,464 shares of Common Stock owned by Mr. Freund's adult children. Mr. Freund disclaims any beneficial interest in, or voting or dispositive control over, such shares.

(3) Includes presently exercisable options to purchase 20,000 shares of Common Stock at $2.34 per share under the 1995 Plan, which options have been extended to expire on March 14, 2006; includes presently exercisable options to purchase 50,000 shares of Common Stock at $2.61 per share under the 1995 Plan, which options have been extended to expire on June 10, 2006; includes presently exercisable options to purchase 73,500 shares of Common Stock at $1.41 per share under the 1995 Plan. Includes 21,000 shares of Common Stock owned by trusts established for the benefit of Mr. Stoller's children of which Mr. Stoller is a trustee.

(4) Includes presently exercisable options to purchase 10,000 shares of Common Stock at $3.00 per share under the 1998 Plan; includes presently exercisable options to purchase 6,000 shares of Common Stock at $3.00 per share under the 1998 Plan; includes presently exercisable options to purchase 3,400 shares of Common Stock at $3.00 per share under the 1998 Plan.

*    Less than one percent (1%)

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     IDA/SBA Financing

     In November, 1996 the Company entered into an agreement with BFS Realty, LLC, a company affiliated with the Company's Chairman ("Affiliate"), the Nassau County Industrial Development Agency ("NCIDA"), and Marine Midland Bank (the "Bondholder") (the "Agreement"). Pursuant to the Agreement, the Affiliate (i) assumed all of the Company's rights and obligations under a Lease Agreement that was previously between the Company and the NCIDA (the "Lease"), and (ii) entered into a Sublease Agreement with the Company for the premises the Company occupies. Pursuant to the Agreement, the Affiliate also obtained the right to become the owner of the premises upon expiration of the Lease. Under the terms of the Agreement, the Company is jointly and separately liable to the NCIDA for all obligations owed by the Affiliate to the NCIDA under the Lease; however, the Affiliate has indemnified the Company with respect to certain obligations relative to the Lease and the Agreement. In addition, the Agreement provides that the Company is bound by all the terms and conditions of the Lease, and that a security interest is granted to the Affiliate in all of the Company's fixtures constituting part of the premises.

     The foregoing transactions and agreements were the last in a series of transactions involving the Company, the Affiliate, NCIDA, the Bondholder and the U.S. Small Business Administration. Chief among these was the borrowing by the Affiliate in June of 1994 of $3,350,000 in the form of Industrial Development Revenue Bonds (the "Bonds") to finance the acquisition of the Company's facility (the "Facility"). Simultaneously with the issuance of the Bonds: (1) NCIDA obtained title to the Facility and leased it to the Affiliate, (2) the Affiliate subleased the Facility to the Company, (3) the Bondholder bought the Bonds, (4) the Bondholder received a mortgage and security interest in the Facility to secure the payment of the Bonds. The Affiliate's obligations under the Lease were guaranteed by Mr. Brodsky, the Company, Sandsport and others. The Affiliate's obligations respecting repayment of the Bonds were also guaranteed by Mr. Brodsky, the Company, Sandsport and others.

     The Bonds currently bear interest at the rate of 9%, and the outstanding balance due on the Bonds as of May 31, 2001 was $1,617,778. During the years ended May 31, 2001 and 2000, the Company paid rent to the Affiliate of approximately $615,000 and $695,000, respectively.

     At the same time as the Bond issuance, the Company incurred approximately $500,000 of indebtedness to affiliates of Mr. Brodsky in connection with additional capital improvements. As of July, 1998, this debt was paid in full. In addition, the Company assumed certain indebtedness owed to affiliates of the Company's Chairman. This indebtedness was also paid in full in July, 1998.

     On August 11, 1995, the Company entered into a $750,000 loan agreement with the Long Island Development Corporation ("LIDC"), under a guarantee by the U.S. Small Business Administration ("SBA") (the "SBA Loan"). The SBA Loan was assigned to the Affiliate in November 1996; however, repayment of the SBA loan is guaranteed by the Company and various subsidiaries of the Company. The entire proceeds were used to repay a portion of the Bonds. The SBA Loan is payable in 240 monthly installments of $6,255, which includes principal and interest at a rate of 7.015%. The balance of the SBA Loan as of May 31, 2001 was $625,787.

     Federation of Puerto Rican Organizations

     The Company has been providing services to Federation of Puerto Rican Organizations, and/or its affiliates (individually and collectively, the "Federation"), an HRA Vendor Agency, since 1995. By November 30, 1997, the Company had acquired a loan receivable for an aggregate of $300,000 from an affiliate of the Company's Chairman, due from the Federation. Such loan receivable was supposed to be secured by accounts receivable due to the Federation from various affiliates of the Federation. Shortly following the Company's acquiring such receivable, the Federation and its affiliates filed for bankruptcy protection. While the bankruptcy petition for the Federation itself has been dismissed, some of the Federation's affiliates remain in bankruptcy proceedings. At May 31, 2000, the Company had written off the $300,000 principal loan receivable in addition to $47,296 for services rendered against a reserve established in prior years for these amounts. The affiliate from whom the Company acquired the loan receivable subsequently obtained a judgment against the Federation in the amount of $527,760, including pre-judgment interest. The Company has been advised that, in light of the continuing bankruptcy proceedings for the Federation's affiliates, from whom the Federation received substantially all of its revenues, the collectibility of this judgment is extremely doubtful.

     Advances and Loans to Affiliates

     During the years ended May 31, 2001 and 2000, the Company paid an aggregate of $65,894 and $36,404 on behalf of certain officers to companies affiliated with the Company's Chairman for payment of automobile leases.

     National Medical Health Card Systems, Inc.

     The Company derived revenue from National Medical Health Card Systems, Inc. ("Health Card"), a company affiliated with the Company's Chairman, principally for data base and operating system support, hardware leasing, maintenance and related administrative services. The revenues generated from Health Card amounted to approximately $2,458,000 and $1,753,000 for the years ended May 31, 2001 and 2000, respectively. The Company billed Health Card approximately $821,000 and $540,000 for quality assurance testing of software programs developed by Health Card and network support, and $561,000 and $302,000 for help desk services, $447,800 and $320,000 for data processing center as well as $533,600 and $472,000 for certain computer equipment leases and other services for $94,600 and $119,000 for years ended May 31, 2001 and 2000, respectively. In addition the Company resells its telephone services to Health Card. The billings for such telephone services amounted to approximately $133,500 and $151,000 for the years ended May 31, 2001 and May 31, 2000 and are recorded as a reduction of operating expense. The Company was owed $550,000 from Health Card at May 31, 2001. Subsequent to May 31, 2001, the Company received approximately $536,300 from Health Card, representing substantially complete payment of amounts due as of that date. Sandsport is expected to continue to provide data processing services to Health Card at a monthly fee of about $36,000, subject to reduction in the event Health Card decides to provide these services internally.

     As of May 31, 2000, the Company owed Health Card $500,000 pursuant to a promissory note, dated May 31, 2000 and due June 1, 2001, plus interest at the rate of 9-1/2%; interest on such note was payable quarterly. The Note was paid on May 31, 2001.

     On June 9, 2001, the Company again gave a promissory note to Health Card in the principal amount of $500,000, with interest at the rate of 7%, which was due on June 8, 2002. This Note was paid in full on August 15, 2001.

     Equipment Leases

     The Company makes equipment lease payments to P.W. Medical Management, Inc., an affiliate of the Company's Chairman. The payments were $395,989 and $393,903 in fiscal 2001 and 2000, respectively.

     Medical Arts Office Services, Inc.

     Medical  Arts  Office  Services,  Inc.  ("MAOS"),  of which  the  Company's
Chairman is the sole shareholder, provided the Company with accounting, bookkeeping and paralegal services. For the fiscal years ended May 31, 2001 and 2000 the total payments made by the Company to MAOS were $279,894 and $399,592 respectively.


                                    PROPOSALS

     1. Election of Directors

     Five Directors are to be elected at the Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal. If for some unforeseen reason one or more of the nominees is not available as a candidate for Director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board. The Board of Directors of Sandata unanimously recommends a vote FOR all nominees.

     The following table sets forth the positions and offices presently held with Sandata by each nominee for election as Director, his age as of October 23, 2001, and the year he became a Director of Sandata. Proxies not marked to the contrary will be voted in favor of each such nominees' election.

================================= ========= ==================================================== ==================

                                                   Positions and Offices Presently Held            Year Became a
              Name                Age                          with Sandata                          Director
--------------------------------- --------- ---------------------------------------------------- ------------------
--------------------------------- --------- ---------------------------------------------------- ------------------
Bert E. Brodsky                   59        Chairman of the Board, Treasurer and Director              1983
--------------------------------- --------- ---------------------------------------------------- ------------------
--------------------------------- --------- ---------------------------------------------------- ------------------
Hugh Freund                       64        Executive Vice President, Secretary and Director           1978
--------------------------------- --------- ---------------------------------------------------- ------------------
--------------------------------- --------- ---------------------------------------------------- ------------------
Gary Stoller                      48        Executive Vice President and Director                      1983
--------------------------------- --------- ---------------------------------------------------- ------------------
--------------------------------- --------- ---------------------------------------------------- ------------------
Ronald L. Fish                    60        Director                                                   1998
--------------------------------- --------- ---------------------------------------------------- ------------------
--------------------------------- --------- ---------------------------------------------------- ------------------
Martin Bernard                    53        Director                                                   2001
================================= ========= ==================================================== ==================

     Bert E. Brodsky has been Chairman and Treasurer of the Company since June 1, 1983 and President from December 1989 through January 2000. From August 1983 through November 1984, from December 1988 through January 1991, from February 1998 to June 1998 and from December 1998 to present, Mr. Brodsky served as Chairman of Health Card and from June 1998 through December 1998 served as President of Health Card. From October 1983 through December 1993, Mr. Brodsky served as Chairman of Compuflight, a provider of computerized flight planning services. Since August 1980, Mr. Brodsky has served as Chairman of P.W. Medical Management, Inc., which provides financial and consulting services to physicians. Since 1979, Mr. Brodsky has also served as President of Bert Brodsky Associates, Inc., which provides consulting services.

     Hugh Freund, a founder of the Company, was the Company's President from 1978 to November 1986, and a Director of the Company since its formation in 1978. Since November 1986, Mr. Freund has served as an Executive Vice President of the Company and Secretary since 1995. Mr. Freund is also President of Sandsport, the Company's wholly-owned health care data processing subsidiary. Additionally, Mr. Freund has been serving as the President of Pro-Health Systems, Inc. since March 9, 1999. In addition to managing the Company's operations, Mr. Freund has been responsible for the marketing efforts of the Company.

     Gary Stoller joined the Company at the time of its formation in 1978 as its Senior Programmer and Analyst, and has been its Chief Information Officer and an Executive Vice President and a Director of the Company since January 1983. Mr. Stoller has been responsible for computer design, programming and operations of the Company as its Chief Technology Officer since 1995, and is the architect of the SHARP and SanTrax systems.

     Ronald L. Fish served as a Director of the Company since January, 1998. Since 1975, Mr. Fish served as Administrator, Treasurer and Director of
Unlimited Care Inc., a nursing services firm, and is a certified public accountant. Mr. Fish also serves on the Company's Audit Committee.

     Martin Bernard has served as a Director of the company since October 22, 2001. Since 1970, Mr. Bernard has worked in the insurance industry, most of these years working for The Rampart Group, located in Lake Success, NY. Mr. Bernard is a graduate of the New York Institute of Technology, earning a degree in Business Administration and since 1997 has been a Trustee of the North Shore LIJ Health Systems. Mr. Bernard serves on Sandata's Audit and Compensation Committees.

     Family Relationships

     There is no family relationship among any of Sandata's executive officers, Directors or nominees for Directors.

     Meetings

     During the fiscal year ended May 31, 2001, the Board of Directors of Sandata held two (2) meetings and has acted on nine (9) occasions by unanimous written consent in lieu of a meeting.

     Board Committees

     The Audit Committee of the Board of Directors is charged with the review of the activities of Sandata's independent auditors, including the fees, services, and scope of such audit. The Audit Committee is composed of Ronald L. Fish and Martin Bernard. Such Committee met on one occasion during fiscal 2001. The Audit Committee (as constituted at the end of the Company's fiscal year) reviewed and discussed the audited financial statements with management, and has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended May 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee Charter is made part of this Proxy Statement as Exhibit A.

     Sandata also maintains a Compensation Committee which did not meet during fiscal 2001. The Compensation Committee is charged with analyzing the Company's compensation policies and particulars, and with making recommendations to the Board both as to such policies and as to particular compensation arrangements. Sandata does not maintain a Nominating Committee. All other functions of the Board of Directors are performed by the Board as a whole

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that reports of beneficial ownership of capital stock and changes in such ownership be filed with the Securities and Exchange Commission (the "SEC") by Section 16 "reporting persons", including Directors, certain officers, holders of more than 10% of the outstanding Common Stock and certain trusts of which reporting persons are trustees. The Company is required to disclose in this Proxy Statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended May 31, 2001 or prior fiscal years.

     To the Company's knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to it, during the fiscal year ended May 31, 2001, the Company's officers, Directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to them except: Jessica Miller failed to timely file one report relative to one transaction and Mr. Davies, the President of the Company until August 6, 2001 , failed to file one report relative to one transaction.

     2. Amendment to Certificate of Incorporation to Change Name

     Sandata's Board of Directors has determined that it would be in the best interest of Sandata and its stockholders to amend Sandata's Certificate of Incorporation to change Sandata's name to "Sandata Technologies, Inc." The Board of Directors believes that the proposed new name is more identifiable with the business activities of Sandata and its Subsidiaries and that, accordingly, its adoption will enhance Sandata's competitive position in its business.

     At any time prior to the effectiveness of the filing of the Certificate of Amendment, notwithstanding authorization of the amendment by the stockholders of the Company, the Board of Directors may abandon the proposed amendment without further action by the stockholders.

     Recommendation of Board of Directors

     The affirmative vote of a majority of the outstanding Common Shares of Sandata is required for approval of this proposal. The Board recommends a vote FOR the approval of the proposed amendment to the Certificate of Incorporation.


                              INDEPENDENT AUDITORS

     Marcum & Kliegman LLP has served as Sandata's independent auditors since February 28, 1995 and has been selected as Sandata's independent auditors for the fiscal year ending May 31, 2001.

     A representative of Marcum & Kliegman LLP is expected to be present at the Meeting, will have the opportunity to make a statement, if such representative so desires, and will be available to respond to appropriate questions.


                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at Sandata's 2002 Annual meeting pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Exchange Act, must be received by the Secretary of Sandata at the principal executive offices of Sandata by July 5, 2002 for inclusion in Sandata's Proxy Statement and form of Proxy relating to such meeting. Sandata, however, may hold next year's annual meeting earlier in the year than this year's meeting.
Accordingly, Sandata suggests that stockholder proposals intended to be presented at next year's annual meeting be submitted well in advance of June 5, 2002, the earliest date upon which Sandata anticipates the Proxy Statement and form of Proxy relating to such meeting will be released to stockholders.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of all Stockholders provides for the transaction of such other business as may properly come before the Meeting, Sandata has no knowledge of any other matter to be presented at the Meeting other than matters 1 and 2 in the Notice. However, the enclosed Proxy gives discretionary authority in the event any other matters should be presented.


                                              By Order of the Board of Directors
                                              of Sandata, Inc.


                                              Hugh Freund
                                              Secretary

Port Washington, New York
Dated:  November 2, 2001

                                   EXHIBIT A
                                  SANDATA, INC.
                             AUDIT COMMITTEE CHARTER

Membership

     The Audit Committee (the "Committee") of Sandata, Inc. (the "Company") will be composed of not less than two members of the Board of Directors (the "Board"). They will be selected by the Board, taking into account prior experience in matters to be considered by the Committee, probable availability at times required for consideration of such matters and their individual independence and objectivity.

     The Committee's membership will meet the requirements of the audit committee policy of the NASDAQ Stock Market as they relate to a company which is a "small business filer" under the rules promulgated by the Securities and Exchange Commission. Accordingly, a majority of the Committee members will be directors independent of management and free from relationships that, in the opinion of the Board and in conjunction with the "independence" standards of the NASDAQ Stock Market, would interfere with the exercise of independent judgment as a Committee member.

     When considering relationships that might affect independence, including possible affiliate status, the Board will give appropriate consideration, in addition to its Audit Committee policy, to guidelines issued by the NASDAQ Stock Market, which were provided to assist boards of directors in observing the spirit of the NASDAQ Stock Market policy.

     The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that financial management and the Board have established and all audit processes.

     The Committee shall meet at least four times a year, or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

     Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under the Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

Actions of the Committee

     The Committee's activities will include, but will not be limited to, the following actions:

     o Oversight of the financial statements and relations with the independent auditors and:

          o Require that the Board engage the independent auditors to perform quarterly reviews of the Company's financial statements.

          o Instruct the independent auditors that the Board is the client in its capacity as the shareholders' representative.

          o Expect the independent auditors to meet with the Board at least annually so the Board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors.

          o Expect financial management and the independent auditors to analyze significant financial reporting issues and practices on a timely basis.

          o Expect financial management and the independent auditors to discuss with the Committee:

               - Qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable.

               - Aggressiveness or conservatism of accounting principles and financial estimates.

          o    Expect the independent auditors to provide the Committee with:

               - Independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear.

               - Views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used by other similarly situated companies.

               - Reasons why accounting principles and disclosure practices used for new transactions or events are appropriate.

               - Reasons for accepting or questioning significant estimates made by management.

               - Views on how selected accounting principles and disclosure practices affect shareholder and public attitude about the Company.


     o Actions taken on the Board's behalf that require Board notification, but not Board approval:

          o Consider, through consultation with the independent auditor and financial management, the audit scope and plan of the independent auditor and the internal auditors.

          o Review and approve the scope of the independent auditor's audit of the Company.

          o Review and approve the scope of the internal auditor's audit of the Company.

          o Review and approve the scope of the Company's annual profit and pension trust audits, to the extent the Company has established profit and pension trusts.

          o    Answer  questions   raised  by  shareholders   during  an  annual
               shareholder's meeting on matters relating to the Committee's activities if asked to do so by the Chairman of the Board.

          o Ask the Chief Executive Officer of the Company to have the internal audit staff study a particular area of interest or concern to the Committee.

     o Matters requiring the Committee's review and study before making a recommendation for the Board action:

          o    Appointment of the independent auditors.

          o    Implementation of major accounting policy changes.

          o    Securities   and   Exchange   Commission   ("SEC")   registration
               statements to be signed by the Board.

          o Interim financial statements and year end financial statements, and the accompanying auditor's reports, prior to the filing of the Company's Quarterly Reports on Form 10-QSB and Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of the Form 10-KSB) as applicable.

     o Matters requiring the Committee's review and study before providing summary information to the Board:

          o    Annual review and reassessment of the Committee charter.

          o Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board, the SEC, and the American Institute of Certified Public Accountings, or by comparable bodies outside the U.S.

          o The independent auditors' assessment of the strengths and weaknesses of the Company's financial staff, systems, controls and other factors that might be relevant to the integrity of the financial statements.

          o    Quarterly financial statement review before publication.

          o The performance of management and operating personnel under any code of ethics which may be established by the Company.

          o    Gaps and exposures in insurance programs.

          o Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or its subsidiaries operate.

          o Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of the NASDAQ Stock Market.

                                  SANDATA, INC.
                              26 Harbor Park Drive
                         Port Washington, New York 11050

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Bert E. Brodsky and Hugh Freund as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of common stock of Sandata, Inc. (the "Company") held of record by the undersigned on October 23, 2001 at the Annual Meeting of Stockholders to be held on November 20, 2001 or any adjournment thereof.


     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1 and Proposal 2 and in favor of any proposal to adjourn the meeting in order to allow Sandata additional time to obtain sufficient Proxies with regard thereto.


               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL
                                   PROPOSALS.


     1. Election of Directors

        FOR all nominees listed below           WITHHOLD AUTHORITY
         (except as marked to the               to vote for all nominees listed.
          contrary below).


     (INSTRUCTION:  To withhold  authority to vote for any individual  nominee, strike such nominee's name from the list below.)


          BERT E. BRODSKY       HUGH FREUND        GARY STOLLER

                  RONALD L. FISH    MARTIN BERNARD


     2. Proposal to amend the Certificate of Incorporation

                  FOR                       AGAINST                    ABSTAIN


                          DATED:       ..................................., 2001


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                                                      Signature

                                                      Signature, if held jointly


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                           USING THE ENCLOSED ENVELOPE